Exhibit 10.26
                               SUBLEASE AGREEMENT

                                     PARTIES

This instrument, for reference purposes only, dated this 24h day of April, 2000, by and between SOFTWARE TECHNOLOGY, INC., a Florida corporation ("Sublessor") and RAYTHEON COMPANY, an Delaware company ("Sublessee") as a Sublease under the Office Lease dated August 7, 1992, entered into by MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY as Landlord, and Sublessor as Tenant. A copy of said Lease (hereinafter referred to as the "Prime Lease") is marked as Exhibit "A" and is attached hereto and made a part hereof. The term Lessor or Landlord used in the Prime Lease is herein after referred to as Prime Lessor.

                                    PREMISES

Sublessor leases to Sublessee and Sublessee hires from Sublessor those certain premises leased to Sublessor under the Prime Lease situated in the building numbered 14175 Sullyfield Circle, Chantilly, Virginia 20151 (the "Building"), and commonly known as Suite G (hereinafter referred to as the "Subleased Premises"). Sublessor and Sublessee hereby agree that for all purposes of the Sublease, including the computation of rent and additional rent that the Subleased Premises shall comprise 11,188 rentable square feet.

                                      TERM

The term of this Sublease shall be for a period of forty-two (42) months, commencing on June 1, 2000 (the "Commencement Date"), and ending on November 30, 2003 (the "Expiration Date"), unless sooner terminated pursuant to any provision hereof. Notwithstanding said stated Commencement Date, if for any reason Sublessor cannot deliver possession of the Subleased Premises to Sublessee by the Commencement Date Sublessee shall not be obligated to pay rent or additional rent or other charges until the Subleased Premises are delivered and Sublessor shall provide Sublessee with one (1) days free rent for every day of delay after June 15, 2000 except, without limitation, because the Prime Lessor has failed or refuses to grant its consent to this Sublease or if such delay is caused by force majeure. Such failure, however, shall not affect the validity of this Sublease or the obligations of Sublessee hereunder or extend the term hereof. If Sublessor does not deliver possession of the Subleased Premises within forty-five (45) days from said stated Commencement Date, Sublessee may, at Sublessee's option, by notice in writing to Sublessor, cancel this Sublease. If this Sublease is cancelled as aforesaid, Sublessor shall return any monies previously deposited by Sublessee and the parties shall be discharged from all liabilities hereunder (including any free rent obligations). No delay in delivery of possession of the Subleased Premises shall extend the stated expiration date of this Sublease.

In the event that Sublessor shall permit Sublessee to occupy the Subleased Premises prior to the Commencement Date of the term and sublessee shall occupy the same or any portion thereof, such occupancy shall be subject to all of the provisions of this Sublease including the payment of rent and additional rent and other charges. Said early possession shall not advance the termination date of this Sublease.

                             ACCEPTANCE OF PREMISES

Except as set forth below, the Subleased Premises will be delivered by the Sublessor, and accepted by the Sublessee, in their "as-is" condition subject to latent defects not reasonably discoverable through visible inspection. Sublessor is not obligated to make any improvements or repairs to the Subleased Premises. Notwithstanding the foregoing, Sublessor shall cooperate with Sublessee to enforce and obtain the performance of Landlord's obligations under the Prime
Lease, without cost to Sublessor. The Sublessee has had an opportunity to inspect the Subleased Premises and has found the Subleased Premises to be fit for the Sublessee's use. The Sublessee accepts the premises with all systems (including, without limitation, heating, ventilating, air conditioning, telephone, etc.) to be in good working order and repair. Failure of Sublessee to notify Sublessor of any problems or issues with such systems within 30 days after the commencement date of the term shall be deemed an acceptance by Sublessee that such systems are in good working order. In the event Sublessee requires that alterations be made to the Subleased Premises, all alterations shall be subject to the reasonable approval of the Sublessor and to the terms and conditions of the Prime Lease. Any alterations or improvements made to the Subleased Premises by Sublessee shall be removed at Expiration Date if so requested by Sublessor or the Prime Lessor at the time Sublessee requests consent from Sublessor or the Prime Lessor to improve or alter Subleased Premises. Sublessor shall be responsible for any damage done to the Subleased Premises in the process of Sublessor moving in or out of the Premises. Sublessee shall not be required to remove any improvements that were located in the Premises on the Sublease Commencement Date.

                                      RENT

Sublessee shall pay to Sublessor as rent for the Subleased Premises, the following:

Eleven thousand, One hundred, Eighty-Eight and 00/100 Dollars ($11,188.00) per month commencing on Sublessee's possession of the Subleased Premises, and continuing up to and including May 31, 2001;

Eleven Thousand, Five Hundred, Twenty-Three and 64/100 Dollars ($11,523.64) per month commencing on June 1, 2001 and continuing up to and including May 31, 2002;

Eleven Thousand, Eight Hundred, Sixty-Nine and 35/100 Dollars ($11,869.34) per month commencing on June 1, 2002 and continuing up to and including May 31, 2003;

Twelve Thousand, Two Hundred, Twenty-Five and 43/100 Dollars ($12,225.43) per month commencing on June 1, 2003 and continuing up to and including November 30, 2003.

Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment. The rent will be paid in advance, on or before the first day of each month during the term of this Sublease. Rent and additional rent and other charges shall be payable without notice or demand, without any deduction, offset, or abatement except as otherwise provided in an immediately available funds of the United States of America to Sublessor at:

         Software Technology, Inc.
         1225 Evans Road
         Melbourne, FL  32904-2314
         Attention:  Sally Ball

or to such other person or at such other place as Sublessor may designate in writing.

Commencing as of the Commencement Date, Sublessee shall also pay to Sublessor, as additional rent, its prorata share (currently 33.32% of the Building and 7.72% of the Property) of Operating Expenses and Real Estate Taxes (as such items are defined in the Prime Lease). Notwithstanding the foregoing, the Operating Expenses shall not include any expenses which will be paid fully and directly by Sublessee. Sublessee shall also pay to Sublessor, as additional rent, any other sums and charges (except fixed rent) required to be paid by Sublessor to Prime Lessor under the Prime Lease, whether or not referred to as additional rent for charges incurred during the sublease term. All additional rent payments by Sublessee to Sublessor shall be made at least within thirty
(30) days of invoice from Sublessor to Sublessee.

                            SUBLEASING AND ASSIGNMENT

Sublessee's right to sublet or assign the Subleased Premises shall be subject to Sublessor's and Prime Lessor's approval, which shall not be unreasonably withheld, conditioned or delayed, subject to the Prime Lease. Notwithstanding the foregoing, Sublessee shall have the right to assign the Sublease or sublet all or any portion of the Subleased Premises to: (1) any entity resulting from a merger or consolidation with Sublessee, (2) any entity succeeding to the business and assets of Sublessee; (3) any entity controlled by, controlling or under common control with Sublessee.

                  PROVISIONS CONSTITUTING SUBLEASE; SUBORDINATE
              POSITION OF THIS INSTRUMENT; CERTAIN COVENANTS, ETC.

(a) Except for Section 1 (Term), Section 5 (Improvements to Premises), Exhibit "D" (Base Rent), Section 13 (Default), Section 2.6. (Security Deposit), Section
1.4. (Holding Over), Section 16 (Notices), Section 18.13. (Commissions), Exhibit "E", Exhibit "B"; and except as the provisions of the prime lease may be in conflict or inconsistent with the provisions set forth in this instrument, all of the terms and conditions contained in the Prime Lease are incorporated herein as terms and conditions of this Sublease, with each reference in the Prime Lease to Lessor or Landlord and to Lessee or Tenant to be deemed to refer to Sublessor and Sublessee, respectively, and such incorporated provisions together with all of the provisions contained in this instrument shall be the complete terms and conditions of this Sublease.

(b) This Sublease is subject to all of the terms and conditions of the Prime Lease unless specifically excepted herein, and Sublessee shall assume and perform the obligations of Sublessor as Tenant under said Prime Lease to the extent said terms and conditions are applicable to the Subleased Premises. Both Sublessor and Sublessee agree not to commit or permit to be committed on the Subleased Premises, any act or omission which shall violate any term or condition of the Prime Lease or cause or allow the Prime Lease to be terminated. In the event of the termination of Sublessor's interest as Tenant under the Prime Lease, except by termination because the default of the Prime Lease by Sublessor or by voluntary termination of the Prime Lease by Sublessor, then this Sublease shall terminate coincidentally therewith without any liability of Sublessor to Sublessee.

(c) SERVICES. Landlord hereby grants to Tenant the right to receive all of the services and benefits with respect to the Premises which are to be provided by Prime Landlord under the Prime Lease. Landlord shall have no duty to perform any obligations of Prime Landlord which are, by their nature, the obligation of an owner or manager of real property. For example, Landlord shall not be required to provide the services or repairs which the Prime Landlord is required to provide under the Prime Lease. Landlord shall have no responsibility for or be liable to Tenant for any default, failure or delay on the part of Prime Landlord in the performance or observance by Prime Landlord of any of its obligations under the Prime Lease, nor shall such default by Prime Landlord affect this Sublease or waive or defer the performance of any of Tenant's obligations hereunder except to the extent that such default by Prime Landlord excuses performance by Landlord under the Prime Lease. Notwithstanding the foregoing, the parties contemplate that Prime Landlord shall, in fact, perform its obligations under the Prime Lease and in the event of any default or failure of such performance by Prime Landlord, Landlord agrees that it will, upon notice from tenant, make demand upon Prime Landlord to perform its obligations under the prime lease and, provided that Tenant specifically agrees to pay all costs and expenses of Landlord and provided Landlord with security reasonable satisfactory to Landlord to pay such costs and expenses, Landlord will take appropriate legal action to enforce the Prime Lease.

ADDITIONAL SERVICES. Landlord shall cooperate with Tenant to cause Prime Landlord to provide services required by Tenant in addition to those otherwise required to be provided by Prime Landlord under the Prime Lease. Tenant shall pay Prime Landlord's charge for such services promptly after having been billed therefore by Prime Landlord or by Landlord. If at any time a charge for such additional services is attributable to the use of such services both by Landlord and by Tenant, the cost thereof shall be equitably divided between Landlord and Tenant.

(d) Anything in this instrument to the contrary  notwithstanding,  Sublessor and
Sublessee   shall  not  be  liable  to  the  other  party  for  the  incidental, consequential or special damages.

(e) Wherever in the Prime Lease Lessee or Tenant is required to give notice to the Lessor or Landlord thereunder, Sublessee shall be required to give notice to Sublessor at lease and additional five (5) days in advance of the time required of Lessee or Tenant thereunder however in no event shall Sublessee have less than five (5) days notice. Whenever in the Prime Lease Lessee or Tenant is required to do an act or cure a default within a specified period of time, Sublessee shall perform such act and cure such default at least five (5) days prior to the time required of Lessee or Tenant thereunder however in no event shall Sublessee have less than five (5) days to cure such default.

(f) Wherever the consent or approval of Sublessor is requested by Sublessee, Sublessor may withhold same without liability to Sublessee and without affecting Sublessee's obligations hereunder only if Sublessor requests same under the Prime Lease and does not receive such consent or approval from the Prime Lessor.

(g)      Sublessor represents and agrees:

         (1) That the Prime Lease is in full force and effect, has not been amended, modified or terminated, all obligations of Landlord and Sublessor thereunder have been satisfied, Sublessor is not in default thereunder, and in no event with the passage of time will constitute a default.

         (2) That Sublessor has full right and authority under the Prime Lease to enter into the within Sublease subject to the written approval of the Prime Lessor and Sublessor shall use reasonable efforts to obtain such consent. If Sublessor does not obtain such approval and provide the Sublessee with a copy thereof within thirty (30) days after the date hereof, this Sublease shall be terminable by either party by written notice to the other party. If the Lease is terminated by either party under the provisions of this paragraph neither party shall have any obligation to the other except that Sublessor shall refund to Sublessee any monies theretofore received from Sublessee hereunder provided Sublessee shall theretofore have fully cooperated with Sublessor in seeking such approval. Anything to the contrary notwithstanding in this Sublease, the term hereof shall not commence in the absence of such approval.

         (3) Sublessee upon paying rent, additional rent and all other charges Sublessee is responsible for and performing all of the terms on Sublessee's part to be performed, shall peaceably and quietly enjoy the Subleased Premises, subject, nevertheless, to the terms of Prime Lease and to any superior mortgage or other instrument to which is Sublease or the Prime Lease is subordinated to in accordance with the terms of this Sublease and the Prime Lease.

         (4) That Sublessor shall not terminate the Prime Lease or otherwise adversely and materially affect the Subleased Premises without prior written consent of Sublessee.

(h) Sublessor and Sublessee each shall have the right but not the obligation to take any action required to be take by the other party hereunder where such action may be necessary to prevent a default under the terms of the Prime Lease under circumstances wherein the other party has failed, after proper notice to take such action, and the other party who has failed to take any such action required of it hereunder shall thereupon reimburse the party taking such action for any and all costs thereby incurred by it together with interest from the date incurred to the date of reimbursement, inclusive, at a rate equal to four points above the prime rate on short term commercial borrowings charged by Chase Manhattan Bank N.A. (NewYork, New York), but in no event higher than the usury or legal rate, if one be applicable thereto.

(i) Sublessee agrees to indemnify and hold Sublessor and its affiliated corporations and parent corporation harmless from any and all liability, loss, damage, suits, actions, proceedings, costs and expenses, including reasonable attorneys' fees by reason of any breach by Sublessee of any of the terms or conditions of this Sublease or of the Prime Lease or the use, occupancy or operations of the Sublessee on or about the Subleased Premises.

         Sublessor agrees to indemnify and hold Sublessee and its affiliated corporations and parent corporation harmless from any and all liability, loss damage, suits actions, proceedings, costs, and expenses, including reasonable attorneys' fees by reason of any breach by Sublessor or any of the terms or conditions of this Sublease or of the Prime Lease or the use, occupancy or operations of the Sublessor on or about the Subleased Premises.

(j) With respect to such insurance as is required to be maintained by the Tenant or Lessee under the Prime Lease against claims by others for personal injury, death and property damage, the applicable policies shall name as additional insured to the extent of Sublessee's indemnity obligations under the Sublease, both the Sublessor and the Prime Lessor and any other entities which the Prime Lease may require.

(k) In the event any provision of the Prime Lease shall conflict with the provisions of the Sublease as between the Sublessee and Sublessor, the provisions of the Sublease shall prevail.

(l) Sublessee acknowledges that neither Sublessor nor anyone on its behalf has made representations or promises with respect to the Building or Subleased Premises or otherwise except as herein expressly set forth. Nothing herein contained shall be construed as warranting that the Subleased Premises are in good condition or fit or suitable for any particular uses or purposes whatsoever and the Sublessee hereby agrees that it has examined the Subleased Premises and is fully satisfied with the physical condition thereof and accepts the same in "as is" broom-clean condition (after removal of such personal property and trade fixtures and equipment of Sublessor as Sublessor may elect to remove prior to the delivery of the Subleased Premises to Sublessee hereunder) and subject to latent defects not reasonably discovered through visible inspection.

(m) All notices and demands required hereunder shall be in writing, sent by registered or certified mail, return receipt requested, or when sent by overnight delivery by a nationally recognized overnight delivery service as follows:

                  (1)      If given to Sublessor by Sublessee:

                           Software Technology, Inc.
                           Attn:  Doug Shorter, Jim Campbell
                           4100 Lafayette Center Drive, 2nd Floor
                           Chantilly, VA  20151

                           With a copy to:

                           Exigent International, Inc.
                           Attn:  Stuart Dawley
                           1225 Evans Road
                           Melbourne, FL  32904-2314

(2)      If given to Sublessee by Sublessor:

                           Raytheon Company
                           7700 Arlington Boulevard
                           Falls Church, VA  22042-2900
                           Attn:  Manager Facilities/Real Estate

                           With a copy to:

                           Raytheon Company
                           141 Spring Street
                           Lexington, MA  02421
                           Attn:  Real Estate Dept.

(3) To any subsequent address or to any other entity which either of the parties may designate for such purpose in writing by similar notice.

(4) All notices shall be deemed to be given when received or tender notice is not accepted by receiving party.

(5) Sublessor and Sublessee each shall give to the other a copy of all communications and notices given by either to the Prime Lessor in the same manner and simultaneous with such notices and communications given to the Prime Lessor. Sublessor and Sublessee shall promptly give to the other a copy of all notices received from the Prime Lessor during the term of this Sublease.

(n) Sublessee warrants and represents to Sublessor that Sublessee has dealt with no broker other than the Fred Ezra Company whose commission will be paid by Sublessor, in connection with the negotiation of the Sublease, and Sublessee agrees to indemnify and hold Sublessor harmless from any claims, damages, liability, loss, cost and expense, including reasonable attorneys' fees, arising out of or in connection with any claim for commission or brokers' or finders' fees with respect to this transaction.
(o) Sublessor warrants and represents to Sublessee that Sublessor has dealt with no broker in connection with the negotiation of the Sublease other than Anthony King of Fred Ezra Company, and Sublessor agrees to indemnify and hold Sublessee harmless from any claims, damages, liability, loss, cost and expense, including reasonable attorney's fees, arising out of or in connection with any claim for commission or brokers' or finders' fees with respect to this transaction except for any fee due the Fred Ezra Company.

(p) In the event Sublessor shall default in the payment of any rental obligation under the Prime Lease and such default is continuing, and the Sublessee is not in default hereunder, Sublessee shall have the right, but not the obligation, to cure such default forth-eight (48) hours after it gives Sublessor written notice thereof. If Sublessee cures such default, Sublessee shall be entitled to reimbursement from Sublessor for all costs including attorney or consultants fees of curing such default. In the event that the Lease is terminated due to a default by Sublessor, then Sublessee shall be entitled to seek all remedies available at law and equity, provided, however, that Sublessee shall not be entitle to receive from Sublessor any special or punitive damages due to Sublessor's default and the subsequent termination of the Prime Lease unless such punitive damages are due to Sublessor's gross neglect or willful misconduct.

(q) If Sublessor shall default in the performance of any of its obligation under this Sublease, and if within twenty-one days after written notice from Sublessee to Sublessor specifying such default Sublessor has not commenced diligently to correct the default or defaults so specified or has not thereafter diligently pursued such correction to completion, Sublessee, in addition to all of its other rights and remedies at law and in equity, shall have the right, but not the obligation, to cure such default forty-eight (48) hours after it gives Sublessor written notice thereof. In the event that the Lease is terminated due to a default by Sublessor, then Sublessee shall be entitled to seek all remedies available at law and equity.

(r) In addition to Sublessee's rights contained in the Sublease or available in law or equity, in the event Sublessee obtains a judgement against Sublessor arising out of Sublessor's default under the Prime Lease or the Sublease, Sublessee may, to the extent the judgment is not paid by Sublessor, elect to set off the amount of the judgment, plus interest at 12% per year, against the next due installments of Rent. Election by Sublessee to set off against Rent shall not constitute an election or remedies and Sublessee may pursue all remedies available at law and equity to enforce the judgment against Sublessor.

(s)      If Sublessee shall default in the performance of any of its:

(a) monetary obligations hereunder, and if such default shall continue for ten (10) days after written notice from Sublessor designating such default, or
(b) non-monetary obligation hereunder, and within twenty-one (21) days after written notice from Sublessor to Sublessee specifying such default Sublessee has not commenced diligently to correct the default or defaults so specified or has not thereafter diligently pursued such correction to completion,

         Sublessor shall have all the rights of the Prime Lessor under the Prime Lease and Sublessee shall be subject to all provisions thereof respecting the Tenant under the Prime Lease. Subject to the Prime Landlord's express approval, Sublessee shall have all of the rights of the Sublessor as provided under "Exhibit E - Special Stipulations" of the Prime Lease, excepting the Right of First Offer provided for in said Exhibit, which Right of First Offer is acknowledged to have expired. Notwithstanding the foregoing, Sublessor shall only have the right to terminate this Sublease in accordance with the terms of the Prime Lease if Sublessee has defaulted under the terms hereof for two (2) consecutive months.

                                       USE

The subleased premises shall be used and occupied only for general office use.

                                ENTIRE AGREEMENT

This sublease contains the entire understanding of the parties hereto and shall supersede all prior agreements which are hereby deemed null and void. This Sublease shall not be modified or amended or extended except by an instrument in writing duly signed by the parties hereto, such being in the case of Sublessor, an officer thereof.







         IN WITNESS WHEREOF, the parties hereto have caused this Instrument to be duly executed as of the day and year first above written.

                                                SUBLESSOR:
                                                SOFTWARE TECHNOLOGY, INC.


WITNESS:                               BY:  /s/  Larry Whitfield
                                           -------------------------------
/s/ Sally Ball                                  NAME:  Larry Whitfield
------------------------------------
                                                TITLE:   President


                                       SUBLESSEE:
                                       RAYTHEON COMPANY



                                       BY:  s/s Thomas D. Hyde
                                            ------------------------------
                                       NAME:  Thomas D. Hyde
                                              ----------------------------
                                       TITLE:  Senior Vice President and
                                               ---------------------------
                                                General Counsel


                               CONSENT BY LESSOR.

The undersigned, Lessor under the Prime Lease (attached at Exhibit "A" hereto) hereby consents to the subletting of the Premises described herein on the terms and conditions contained in this Sublease. This consent shall apply only to this Sublease and shall not be deemed to be a consent to any other sublease.


                                       PRIME LESSOR:
                                       MASSACHUSETTS MUTUAL LIFE
                                       INSURANCE COMPANY

                                       BY:  s/s Payne H. Midtette, III
                                            ------------------------------------
                                       NAME:  Payne H. Midtette, III
                                              ----------------------------------
                                       TITLE:  Vice President
                                               ---------------------------------